--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------





                                 THE VALUE LINE
                                 CASH FUND, INC.




                               [LOGO] VALUE LINE
                                    NO-LOAD
                                     MUTUAL
                                     FUNDS

INVESTMENT ADVISER     Value Line, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

DISTRIBUTOR            Value Line Securities, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

CUSTODIAN BANK         State Street Bank and Trust Co.
                       225 Franklin Street
                       Boston, MA 02110

SHAREHOLDER            State Street Bank and Trust Co.
SERVICING AGENT        c/o NFDS
                       P.O. Box 219729
                       Kansas City, MO 64121-9729

INDEPENDENT            PricewaterhouseCoopers LLP
ACCOUNTANTS            1177 Avenue of the Americas
                       New York, NY 10036

LEGAL COUNSEL          Peter D. Lowenstein, Esq.
                       Two Sound View Drive, Suite 100
                       Greenwich, CT 06830

DIRECTORS              Jean Bernhard Buttner
                       John W. Chandler
                       Frances T. Newton
                       Francis C. Oakley
                       David H. Porter
                       Paul Craig Roberts
                       Marion N. Ruth
                       Nancy-Beth Sheerr

OFFICERS               Jean Bernhard Buttner
                       CHAIRMAN AND PRESIDENT
                       Bradley T. Brooks
                       VICE PRESIDENT
                       Charles Heebner
                       VICE PRESIDENT
                       David T. Henigson
                       VICE PRESIDENT AND
                       SECRETARY/TREASURER
                       Joseph Van Dyke
                       ASSISTANT SECRETARY/TREASURER
                       Stephen La Rosa
                       ASSISTANT SECRETARY/TREASURER

AN INVESTMENT IN THE VALUE LINE CASH FUND, INC. IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


THIS REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND (OBTAINABLE FROM THE DISTRIBUTOR).


                                                                        #524247

THE VALUE LINE CASH FUND, INC.
                                                               TO OUR VALUE LINE
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

For the year ended December 31, 2002, the total return for The Value Line Cash Fund was 1.06%. This was above the Fund's peer group return of 1.00% for the calendar year 2002, as compiled by Lipper Analytical Services(1). As of December 31, 2002, total net assets of the fund were $279.8 million; with the average maturity being 36.1 days.

We continue to place priority on securities of the highest quality. U.S. Government Agency Obligations and other first-tier securities make up the two largest classifications of the portfolio (83.8%). Over the course of the year, we increased our holdings of first-tier securities. ("First-tier" securities refer to those assigned the highest rating by at least two nationally recognized rating organizations-for example, P-1 by Moody's Investor Service and A-1 by Standard & Poor's Corporation.) No investments with ratings below the first-tier level are currently being considered. In evaluating new commercial paper, we also look for a minimum Safety Rank of 3 and a Financial Strength Rating of B or higher, according to THE VALUE LINE INVESTMENT SURVEY.

The Federal Reserve lowered the federal funds rate towards the end of the year from 1.75% to a new forty-year low of 1.25%. This was due to only moderate economic growth having been experienced in the U.S. in 2002. Looking ahead, we don't expect any Federal Reserve action until possibly later in 2003 when it may finally begin to raise rates. Please see the accompanying "Economic Observations" insert for our current thinking on the economy and interest rates.

We appreciate your confidence in the Value Line Cash Fund and look forward to serving your investment needs in the future.


                                Sincerely,

                                /s/ Jean Bernhard Buttner

                                Jean Bernhard Buttner
                                CHAIRMAN AND PRESIDENT


February 5, 2003


--------------------------------------------------------------------------------
(1) LIPPER MONEY MARKET FUNDS INVEST IN HIGH QUALITY FINANCIAL INSTRUMENTS
    RATED IN TOP TWO GRADES WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS
    THAN 90 DAYS, AND INTEND TO KEEP A CONSTANT NAV. AN INVESTMENT CANNOT BE MADE IN A PEER GROUP AVERAGE.



--------------------------------------------------------------------------------
2

                                                  THE VALUE LINE CASH FUND, INC.
CASH FUND SHAREHOLDERS
--------------------------------------------------------------------------------

ECONOMIC OBSERVATIONS

The U.S. economy is continuing to chart an uneven course. Following a strong opening quarter, in which the nation's gross domestic product surged by 5.0%, the second quarter saw the pace of expansion cut back sharply to 1.3%. During the third quarter, GDP growth came in at a comparatively strong 4.0%. Now the economy seems to be slipping again. For example, manufacturing activity continues to contract, albeit at a lesser rate, and the once indomitable housing market is starting to cool in parts of the country. To be sure, the nation's retailers continue to hold their own, and we are experiencing some improvement on the employment front, although it is too early to conclude that a definitive uptrend in the level of non-farm payrolls is at hand.

All told, we projected that GDP increased by 1%, or less, in the final quarter of 2002. We expect growth to then hold at is subdued pace through the winter months. The pace of activity should then step up a notch over the balance of the new year, with help from the succession of interest rate reductions enacted in 2001 and 2002, the likely satisfactory resolution of any possible military conflict with Iraq, and the emergence of the beleaguered capital goods sector from its prolonged slump. We expect GDP growth to average 3%, or better, over the final three quarters of 2003. A healthier rate of earnings growth should accompany this projected acceleration in economic activity.

Inflation, meantime, remains muted, thanks, in part, to continued stable labor costs. Adequate supplies of raw materials are also helping to keep the costs of production low. We caution, though, that as the U.S. economy moves further along the recovery road over the next several years, some modest increases in pricing pressures will emerge. Absent a more vigorous long-term business recovery than we now forecast, or a prolonged rise in oil prices stemming from either continued instability in Venezuela or a surprisingly long conflict in the Middle East, inflation should continue to be held in comparative check through the middle years of this decade. Interest rates, therefore, are likely to remain relatively stable.












--------------------------------------------------------------------------------

THE VALUE LINE CASH FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                                                                 MATURITY       VALUE
 (IN THOUSANDS)                                                                YIELD+         DATE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (56.7%)
    $  5,000      Federal Home Loan Banks ................................       2.25        1/29/03      $  5,000
       3,000      Federal Home Loan Banks ................................       2.90        4/22/03         3,000
       5,000      Federal Home Loan Banks ................................       1.90         8/6/03         5,000
       3,000      Federal Home Loan Banks ................................       1.85       10/30/03         3,000
       3,000      Federal Home Loan Banks ................................       1.85       11/10/03         3,000
       3,000      Federal Home Loan Banks ................................       2.00       11/14/03         3,000
       3,000      Federal Home Loan Banks ................................       1.70        12/8/03         3,000
       3,000      Federal Home Loan Banks ................................       1.50       12/16/03         3,000
       3,000      Federal Home Loan Banks ................................       1.60       12/19/03         3,000
       4,000      Student Loan Marketing Association .....................      2.60(1)      7/02/03         4,000
      10,000      Student Loan Marketing Association .....................      1.66(1)      8/27/04        10,010
      12,000      United States Treasury Bills ...........................       1.73         1/9/03        11,995
      10,000      United States Treasury Bills ...........................       1.72        1/16/03         9,993
      10,000      United States Treasury Bills ...........................       1.70        1/30/03         9,986
      10,000      United States Treasury Bills ...........................       1.62        2/20/03         9,977
       3,305      United States Treasury Bills ...........................       1.63        2/20/00         3,298
      10,000      United States Treasury Bills ...........................       1.64        2/27/03         9,974
       5,000      United States Treasury Bills ...........................       1.65        2/27/03         4,987
      14,000      United States Treasury Bills ...........................       1.64        3/13/03        13,955
       5,628      United States Treasury Bills ...........................       1.64        3/20/03         5,608
       5,000      United States Treasury Bills ...........................       1.65        3/20/03         4,982
      12,000      United States Treasury Bills ...........................       1.53        4/10/03        11,950
      10,000      United States Treasury Bills ...........................       1.63        4/17/03         9,952
       7,000      United States Treasury Bills ...........................       1.66        4/24/03         6,964
------------                                                                                              --------
     158,933      TOTAL U. S. GOVERNMENT AND AGENCY OBLIGATIONS ..........                                 158,631
------------                                                                                              --------

COMMERCIAL PAPER (27.1%)
                  AEROSPACE/DEFENSE (2.5%)
       7,000      General Dynamics Corp ..................................       1.72        1/22/03         6,993
------------                                                                                              --------
                  AUTO & TRUCK (2.5%)
       7,000      American Honda Finance .................................       1.29        1/24/03         6,994
------------                                                                                              --------
                  BEVERAGE-SOFT DRINK (2.5%)
       7,000      Coca-Cola. Enterprises, Inc. ...........................       1.28        2/10/03         6,990
------------                                                                                              --------

--------------------------------------------------------------------------------
4

                                                  THE VALUE LINE CASH FUND, INC.

                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                                                                       MATURITY        VALUE
(IN THOUSANDS)                                                                      YIELD+          DATE     (IN THOUSANDS)
----------------                                                                -------------   ------------ ---------------
                  DRUG (2.2%)
    $  6,000      Merck & Co., Inc. ...........................................       1.28         1/10/03       $  5,998
    --------                                                                                                     --------
                  ELECTRIC UTILITY -- CENTRAL (2.1%)
       6,000      Wisconsin Electric Power Co .................................       1.32         1/30/03          5,994
    --------                                                                                                     --------
                  FOOD PROCESSING (2.1%)
       6,000      Nestle Capital Corp. ........................................       1.27          3/4/03          5,987
    --------                                                                                                     --------
                  INDUSTRIAL SERVICES (2.2%)
       6,000      Cintas Corp. ................................................       1.35         1/23/03          5,995
    --------                                                                                                     --------
                  NEWSPAPER (2.2%)
       6,000      Knight Ridder Inc ...........................................       1.30         1/24/03          5,995
    --------                                                                                                     --------
                  PAPER & FOREST PRODUCTS (2.1%)
       6,000      Kimberly Clark Worldwide, Inc ...............................       1.29         2/25/03          5,988
    --------                                                                                                     --------
                  PUBLISHING (4.6%)
       6,000      Gannett Inc .................................................       1.27         1/10/03          5,998
       7,000      Washington Post Co ..........................................       1.30         1/15/03          6,996
    --------                                                                                                     --------
      13,000                                                                                                       12,994
    --------                                                                                                     --------
                  TOBACCO (2.1%)
       6,000      Philip Morris Companies, Inc ................................       1.31         1/31/03          5,993
    --------                                                                                                     --------
      76,000      TOTAL COMMERCIAL PAPER ......................................                                    75,921
    --------                                                                                                     --------
TAXABLE MUNICIPAL SECURITIES (4.8%)
       7,000      Mississippi Business Financial Corp., Industrial Development
------------        Revenue Bonds, Series 1994, (Bryan Foods, Inc. Project) Gtd.
                    Sara Lee Corp. (Weekly Put.) ..............................      1.85(1)        1/2/03*         7,000
                                                                                                                 --------
       6,475      State of Texas, Veterans Housing Assistance, Refunding Bonds,
------------        Series 1994 A-2, Pledge (Weekly Put.) .....................      1.40(1)        1/2/03*         6,475
                                                                                                                 --------
      13,475      TOTAL TAXABLE MUNICIPAL SECURITIES ..........................                                    13,475
------------                                                                                                     --------
    $248,408      TOTAL INVESTMENTS (88.6%)
------------       (AMORTIZED COST $248,027)...................................                                  $248,027
                                                                                                                 --------

--------------------------------------------------------------------------------

THE VALUE LINE CASH FUND, INC.

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                                                  VALUE
                                                                                                              (IN THOUSANDS
    PRINCIPAL                                                                                                    EXCEPT
     AMOUNT                                                                                                     PER SHARE
 (IN THOUSANDS)                                                                                                  AMOUNT)
----------------                                                                                             --------------
REPURCHASE AGREEMENTS (10.9%) (INCLUDING ACCRUED INTEREST)
    $  12,000     Collateralized by U.S. Treasury Bonds, $12,251,184 7 1/8%, due 2/15/23 value $9,256,000
                    (with UBS Warburg, LLC, 1.10%, dated 12/31/02, due 1/2/03 delivery value of
                    $12,000,733) ...........................................................................   $  12,001
       10,400     Collateralized by U.S. Treasury Bonds, $10,591,133 8 7/8%, due 2/15/19 value $6,970,000
                    (with Morgan Stanley Dean Witter & Co., Inc. 1.05%, dated 12/31/02, due 1/2/03 delivery
                    value of $10,400,607) ..................................................................      10,401
        8,000     Collateralized by U.S. Treasury Notes, $8,169,455 10 3/8%, due 11/15/12 value $6,040,000
                    (with State Street Bank & Trust Co., 1.05%, dated 12/31/02, due 1/2/03 delivery value of
                    $8,000,467) ............................................................................       8,000
-------------                                                                                                  ---------
    $  30,400     TOTAL REPURCHASE AGREEMENTS (10.9%)
-------------       (AMORTIZED COST $30,402)................................................................      30,402
                                                                                                               ---------
                  CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%) ....................................       1,361
                                                                                                               ---------
                  NET ASSETS (100.0%) ......................................................................   $ 279,790
                                                                                                               =========
                  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
                  OUTSTANDING SHARE ........................................................................   $    1.00
                                                                                                               =========

+ RATE FREQUENCY FOR FLOATING RATE NOTES AT DECEMBER 31, 2002: (1) WEEKLY. THE
  RATE SHOWN ON FLOATING RATE AND DISCOUNT SECURITIES REPRESENTS THE YIELD AT THE END OF THE REPORTING PERIOD.

* THE MATURITY DATE SHOWN IS THE DATE OF THE NEXT INTEREST RATE CHANGE.












SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
6

                                                                                              THE VALUE LINE CASH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                              STATEMENT OF OPERATIONS FOR THE
AT DECEMBER 31, 2002                                             YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------

                                                 DOLLARS
                                              (IN THOUSANDS
                                               EXCEPT PER                                                      DOLLARS
                                              SHARE AMOUNT)                                                 (IN THOUSANDS)
-----------------------------------------------------------      ---------------------------------------------------------
ASSETS:                                                          INVESTMENT INCOME:
Investment securities, at value                                  Interest .................................       $ 6,571
   (Amortized cost - $248,027) ..............      $248,027                                                       -------
Repurchase agreements                                            EXPENSES:
   (Cost - $30,402) .........................        30,402      Advisory fee .............................         1,426
Cash ........................................           273      Service and distribution plan fee ........           891
Receivable for capital shares sold ..........         1,280      Transfer agent fees ......................           227
Interest receivable .........................           261      Audit and legal fees .....................            47
                                                   --------      Custodian fees ...........................            45
  TOTAL ASSETS ..............................       280,243      Postage ..................................            40
                                                   --------      Registration and filing fees .............            38
LIABILITIES:                                                     Printing .................................            29
Payable for capital shares repurchased ......           192      Directors' fees and expenses .............            21
Accrued expenses:                                                Other ....................................            34
   Advisory fee .............................            98                                                       -------
   Service and distribution plan fee ........            64           Total Expenses before custody
   Other ....................................            99              credits ..........................         2,798
                                                   --------                                                       -------
  TOTAL LIABILITIES .........................           453           Less: Custody Credits ...............            (2)
                                                   --------                                                       -------
NET ASSETS ..................................      $279,790           Net Expenses ........................         2,796
                                                   ========                                                       -------
NET ASSETS:                                                      NET INVESTMENT INCOME ....................         3,775
Capital Stock, at $.10 par value                                                                                  -------
   (authorized 2 billion shares,                                 NET REALIZED GAIN ........................            10
   outstanding 279,831,808 shares) ..........      $ 27,983                                                       -------
Additional paid-in capital ..................       251,807      NET INCREASE IN NET ASSETS FROM
Accumulated net realized loss on                                    OPERATIONS ............................       $ 3,785
   investments ..............................            --                                                       =======
                                                   --------
NET ASSETS ..................................      $279,790
                                                   ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE, PER
   OUTSTANDING SHARE ........................      $   1.00
                                                   ========

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

THE VALUE LINE CASH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

                                                                               2002             2001
                                                                          -------------   ---------------
                                                                              (DOLLARS IN THOUSANDS)
OPERATIONS:
 Net investment income ................................................    $    3,775      $     13,081
 Net realized gain on investments .....................................            10                --
                                                                           ----------      ------------
 Net increase in net assets from operations ...........................         3,785            13,081
                                                                           ----------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ................................................        (3,775)          (13,081)
                                                                           ----------      ------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares .....................................       770,373         1,698,391
 Net proceeds from reinvestment of dividends ..........................         3,775            13,081
                                                                           ----------      ------------
                                                                              774,148         1,711,472
 Cost of shares repurchased ...........................................      (911,121)       (1,673,944)
                                                                           ----------      ------------
 Net (decrease) increase in net assets from capital share transactions       (136,973)           37,528
                                                                           ----------      ------------
TOTAL (DECREASE) INCREASE IN NET ASSETS ...............................      (136,963)           37,528
NET ASSETS:
 Beginning of year ....................................................       416,753           379,225
                                                                           ----------      ------------
 End of year ..........................................................    $  279,790      $    416,753
                                                                           ==========      ============








SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
8

                                                  THE VALUE LINE CASH FUND, INC.

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2002
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Value Line Cash Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following summary of significant accounting policies is in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) SECURITY VALUATION. Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount, including accrued interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) SECURITY TRANSACTIONS. Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined on the identified cost method.

(D) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

2. DIVIDENDS, DISTRIBUTIONS TO SHAREHOLDERS AND CAPITAL SHARE TRANSACTIONS
The Fund earns interest daily on its investments and distributes daily on each day the Fund is open for business all of its net investment income. Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All such distributions are automatically credited to shareholder accounts in additional shares at net asset value of the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the dollar

--------------------------------------------------------------------------------

THE VALUE LINE CASH FUND, INC.

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2002
--------------------------------------------------------------------------------

amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

3. TAX INFORMATION
At December 31, 2002 the aggregate cost of investments in securities and repurchase agreements for federal income tax purposes is approximately $278,429,000. At December 31, 2002, there is no unrealized appreciation or depreciation of investments.

The Fund had a net capital loss carryover at December 31, 2002 of approximately $42,000 which expired in the year 2002.

The tax character of the distributions paid during the years ended December 31, 2002 and 2001 were from ordinary income.

4. INVESTMENT ADVISORY CONTRACT, MANAGEMENT FEES, AND TRANSACTIONS WITH
      AFFILIATES
An advisory fee of $1,425,825 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 2002. This was computed at an annual rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"). The Plan, adopted pursuant to Rule 12b-1 under the Investment Act of 1940, compensates Value Line Securities, Inc., a subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $891,141 were paid or payable to the Distributor under this Plan for the year ended December 31, 2002.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 61,194,128 shares of the Fund's capital stock, representing 21.87% of the outstanding shares at December 31, 2002. In addition, certain officers and directors of the Fund owned 6,422,551 shares of the Fund, representing 2.30% of the outstanding shares.

--------------------------------------------------------------------------------
10

                                                  THE VALUE LINE CASH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                    YEARS ENDED DECEMBER 31,
                                 --------------------------------------------------------------------------------------------
                                    2002                 2001                2000                1999             1998
                                 ============        ============        ============        ============        ============
NET ASSET VALUE, BEGINNING
 OF YEAR .....................   $      1.000        $      1.000        $      1.000        $      1.000        $      1.000
                                 ------------        ------------        ------------        ------------        ------------
 Net investment income .......          0.011               0.034               0.058               0.048               0.051
 Dividends from net
  investment income ..........         (0.011)             (0.034)             (0.058)             (0.048)             (0.051)
                                 ------------        ------------        ------------        ------------        ------------
 Change in net asset value ...             --                  --                  --                  --                  --
                                 ------------        ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF YEAR .   $      1.000        $      1.000        $      1.000        $      1.000        $      1.000
                                 ============        ============        ============        ============        ============
TOTAL RETURN .................           1.06%               3.37%               5.80%               4.82%               5.06%
                                 ============        ============        ============        ============        ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands) ..............   $    279,790        $    416,753        $    379,225        $    364,899        $    317,311
Ratio of expenses to average
 net assets ..................           0.78%(1)            0.78%(1)            0.67%(1)            0.55%(1)            0.57%
Ratio of net investment income
 to average net assets .......           1.06%               3.32%               5.64%               4.70%               4.93%

(1) RATIO REFLECTS EXPENSES GROSSED UP FOR CUSTODY FEES WAIVED AND REIMBURSEMENT. THE RATIO OF EXPENSES TO AVERAGE NET ASSETS NET OF CUSTODY FEES WAIVED AND REIMBURSEMENT WOULD HAVE BEEN .78%, .78%, .67% AND .52% RESPECTIVELY, FOR THE PERIOD ENDED DECEMBER 31, 2002, DECEMBER 31, 2001, DECEMBER 31, 2000 AND DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

THE VALUE LINE CASH FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF THE VALUE LINE CASH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Cash Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York


January 31, 2003

--------------------------------------------------------------------------------
12

                                                  THE VALUE LINE CASH FUND, INC.
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION
The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                              PRINCIPAL
                                                              OCCUPATION
                                                LENGTH OF     DURING THE                    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     POSITION             TIME SERVED   PAST 5 YEARS                  HELD BY DIRECTOR
================================================================================================================
INTERESTED DIRECTORS*
--------------------------
Jean Bernhard Buttner      Chairman of the      Since 1983    Chairman, President and       Value Line, Inc.
Age 68                     Board of Directors                 Chief Executive Officer of
                           and President                      Value Line, Inc. (the
                                                              "Adviser") and Value Line
                                                              Publishing, Inc. Chairman
                                                              and President of each of the
                                                              15 Value Line Funds and
                                                              Value Line Securities Inc.
                                                              (the "Distributor").
----------------------------------------------------------------------------------------------------------------
Marion N. Ruth             Director             Since 2000    Real Estate Executive:        Value Line, Inc.
5 Outrider Road                                               President, Ruth Realty
Rolling Hills, CA 90274                                       (real estate broker);
Age 67                                                        Director of the Adviser
                                                              since 2000.
----------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
--------------------------
John W. Chandler           Director             Since 1991    Consultant, Academic Search   None
1611 Cold Spring Rd.                                          Consultation Service, Inc.
Williamstown, MA 01267                                        Trustee Emeritus and
Age 79                                                        Chairman (1993-1994) of the
                                                              Board of Trustees of Duke
                                                              University; President
                                                              Emeritus, Williams College.

Frances T. Newton          Director             Since 2000    Customer Support Analyst,     None
4921 Buckingham Drive                                         Duke Power Company.
Charlotte, NC 28209
Age 61

--------------------------------------------------------------------------------

THE VALUE LINE CASH FUND, INC.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

                                                            PRINCIPAL
                                                            OCCUPATION
                                              LENGTH OF     DURING THE                   OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE       POSITION         TIME SERVED   PAST 5 YEARS                 HELD BY DIRECTOR
=============================================================================================================
Francis Oakley               Director         Since 2000    Professor of History,        Berkshire Life
54 Scott Hill Road                                          Williams College, 1961 to    Insurance Company.
Williamstown, MA 01267                                      present. President Emeritus
Age 71                                                      since 1994 and President,
                                                            1985-1994; Chairman
                                                            (1993-1997) and Interim
                                                            President (2002) of the
                                                            American Council of
                                                            Learned Societies.
-------------------------------------------------------------------------------------------------------------
David H. Porter              Director         Since 1997    Visiting Professor of        None
5 Birch Run Drive                                           Classics, Williams College,
Saratoga Springs, NY 12866                                  since 1999; President
Age 67                                                      Emeritus, Skidmore College
                                                            since 1999 and President,
                                                            1987-1998.
-------------------------------------------------------------------------------------------------------------
Paul Craig Roberts           Director         Since 1983    Chairman, Institute for      A. Schulman Inc.
169 Pompano St.                                             Political Economy.           (plastics)
Panama City Beach, FL 32413
Age 63
-------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr            Director         Since 1996    Senior Financial Advisor,    None
1409 Beaumont Drive                                         Hawthorne, since 2001;
Gladwyne, PA 19035                                          Chairman, Radcliffe College
Age 53                                                      Board of Trustees.
                                                            1990-1999.
-------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Bradley Brooks               Vice President   Since 2001    Portfolio Manager with the            --
Age 40                                                      Adviser since 1999;
                                                            Securities Analyst with the
                                                            Adviser, 1997-1999.
-------------------------------------------------------------------------------------------------------------
Charles Heebner              Vice President   Since 1991    Senior Portfolio Manager              --
Age 66                                                      with the Adviser.

--------------------------------------------------------------------------------
14

                                                  THE VALUE LINE CASH FUND, INC.
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                         OCCUPATION
                                           LENGTH OF     DURING THE                     OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE   POSITION          TIME SERVED   PAST 5 YEARS                   HELD BY DIRECTOR
===========================================================================================================
David T. Henigson        Vice President,   Since 1994    Director, Vice President and            --
Age 45                   Secretary and                   Compliance Officer of the
                         Treasurer                       Adviser. Director and
                                                         Vice President of the
                                                         Distributor. Vice President,
                                                         Secretary and Treasurer of
                                                         each of the 15 Value Line
                                                         Funds.
-----------------------------------------------------------------------------------------------------------

* MRS. BUTTNER IS AN "INTERESTED PERSON" AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 BY VIRTUE OF HER POSITIONS WITH THE ADVISER AND HER INDIRECT OWNERSHIP OF A CONTROLLING INTEREST IN THE ADVISER; MRS. RUTH IS AN INTERESTED PERSON BY VIRTUE OF BEING A DIRECTOR OF THE ADVISER.

  UNLESS OTHERWISE INDICATED, THE ADDRESS FOR EACH OF THE ABOVE IS 220 EAST 42ND STREET, NEW YORK, NY 10017.

--------------------------------------------------------------------------------

THE VALUE LINE CASH FUND, INC.

                                                  THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital. Current income is a secondary objective.

1952 -- VALUE LINE INCOME AND GROWTH FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- VALUE LINE CENTURION FUND* seeks long-term growth of capital.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- VALUE LINE EMERGING OPPORTUNITIES FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995 -- VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223- 0818, 24
HOURS A DAY, 7 DAYS A WEEK, OR VISIT US AT WWW.VALUELINE.COM. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------
16